FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                                 (352) 787-3311

                                                                  March 28, 2003


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of FFLC Bancorp, Inc. (the "Company") to be held on May 8, 2003, at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, at 2:00 p.m.

     As described in the enclosed Proxy Statement, the election of three directors, the amendment of the Certificate of Incorporation and the ratification of the appointment of auditors for fiscal 2003 are scheduled to be presented for stockholder action at the Annual Meeting. There will also be a report on the operations of First Federal Savings Bank of Lake County (the "Bank"), the wholly-owned subsidiary of the Company. Detailed information concerning the activities and operating performance of the Bank during the fiscal year ended December 31, 2002, is contained in the 2002 Annual Report to Stockholders, which accompanies the Proxy Statement. Directors and officers of the Company, as well as representatives of the Company's independent auditors, will be present to respond to any questions which stockholders may have.

     The Board of Directors of the Company has determined that approval of the matters to be considered at the meeting is in the best interests of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends a vote "FOR" each matter to be considered.

     We hope you will be able to attend the Annual Meeting in person. Whether or not you expect to attend, we urge you to sign, date and return the enclosed proxy card so that your shares will be represented.

     On behalf of the Board of Directors and all of the employees of the Company and the Bank, I wish to thank you for your support and interest. I look forward to seeing you at the Annual Meeting.

                                           Sincerely,


                                           Stephen T. Kurtz
                                           President and Chief Executive Officer

                               FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                   -------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held On May 8, 2003
                   -------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ( the "Annual Meeting") of FFLC Bancorp, Inc. (the "Company") will be held at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, on May 8, 2003, at 2:00 p.m. Eastern time.

     A Proxy Statement and proxy card for the Annual Meeting are enclosed. The Annual Meeting is being held for the purpose of considering and voting upon the following matters:

1    The election of three directors for terms of three years, each;

2. Amendment of the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 9,000,000 to 15,000,000;

3. The ratification of the appointment of Hacker Johnson & Smith PA as independent auditors of the Company for the fiscal year ending December 31, 2003; and

..    Such other matters as may properly come before the meeting, and at any adjournments thereof.

     Pursuant to the Bylaws of the Company, the Board of Directors has fixed March 14, 2003, as the voting record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. Only holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at 800 North Boulevard, West, Leesburg, Florida, for a period of ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

                                              By Order of the Board of Directors

                                              Sandra L. Rutschow
                                              Secretary
Leesburg, Florida
March 28, 2003

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                               FFLC BANCORP, INC.
                            800 NORTH BOULEVARD, WEST
                                 P.O. BOX 490420
                          LEESBURG, FLORIDA 34749-0420
                                 (352) 787-3311
                   -------------------------------------------

                                 PROXY STATEMENT
                   -------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                   May 8, 2003
                   -------------------------------------------


Solicitation and Voting of Proxies

     This Proxy Statement is being furnished to stockholders of FFLC Bancorp, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, May 8, 2003, at 2:00 p.m., Eastern time, at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, and at any adjournments thereof. The 2002 Annual Report to Stockholders, containing the consolidated financial statements for the fiscal year ended December 31, 2002, and a proxy card accompany this Proxy Statement which is first being mailed to stockholders on or about March 28, 2003.

     Regardless of the number of shares of common stock owned, it is important that stockholders be represented by proxy or be present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it, signed and dated, in the enclosed postage-paid envelope. Stockholders are urged to indicate the way they wish to vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted FOR the election of each of the nominees for director named in this Proxy Statement, FOR the amendment of the Certificate of Incorporation, and FOR the ratification of Hacker Johnson & Smith PA as independent auditors for the fiscal year ending December 31, 2003.

     The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxyholders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

     A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. Proxies may also be solicited personally or by mail, telephone, or telegraph by the Company's directors, officers and regular employees, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

Householding of Proxy Statements

     The Securities and Exchange Commission has adopted rules that permit companies to mail a single proxy statement to two or more shareholders sharing the same address--a practice known as "householding." Householding provides greater convenience to shareholders and saves the Company money by reducing excess printing and mailing costs. You may have been identified as living at the same address as another Company shareholder. If this is the case and unless the Company receives contrary instructions from you, we will continue to "household" your proxy statement and annual report for the reasons stated above.

     If you are a shareholder at a shared address to which a single copy of both the proxy statement and the annual report has been delivered, Registrar and Transfer Company, the Company's transfer agent, has undertaken to deliver a separate copy of this proxy statement and the annual report to you promptly upon written or oral request . If you are such a shareholder and you would like to receive your own copy of this proxy statement and the annual report, please contact Registrar and Transfer Company either by phone at (800) 368-5948, by fax at (908) 497-2318, by e-mail at info@rtco.com, or by mail at 10 Commerce Drive, Cranford, New Jersey 07016-3572, and indicate that you are a shareholder at a shared address and would like an additional copy of each document.

     If, on the other hand, you are a multiple shareholder sharing an address and are receiving multiple copies of this proxy statement, please contact Registrar and Transfer Company at the phone number or address listed above and all shareholders at the shared address can request that only a single copy be mailed to your address in the future. If you are the beneficial owner, but not the recordholder, of Company shares and wish to receive a copy of this proxy, you will need to contact your broker and request that your broker send you a copy of the proxy statement and the annual report.

     If your shares are not registered in your own name, an intermediary other than Registrar and Transfer Company may be responsible for "householding" your proxy statement. If that is the case, and you want to obtain a separate copy of the proxy statement and annual report, please contact Registrar and Transfer Company either by phone at (800) 368-5948, by fax at (908) 497-2318, by e-mail at info@rtco.com, or by mail at 10 Commerce Drive, Cranford, New Jersey 07016-3572, indicate that you are a shareholder at a shared address and request an additional copy of each document. Since Registrar and Transfer has no record of your stock ownership, it will be necessary for you to provide Registrar and Transfer Company with your name and address and it will be necessary to identify who is the recordholder of your shares.

     If your shares and those of another shareholder sharing an address are not registered in your own names, and you are receiving multiple copies of the proxy statement and annual report, please contact your recordholder. All shareholders at the shared address can request the record holder to mail only a single copy to your address in the future.

Voting Securities

     The securities which may be voted at this Annual Meeting consist of shares of common stock of the Company, par value $.01 per share (the "Common Stock"), with each share entitling its owner to one vote on each matter to be voted on at the Annual Meeting, except as indicated below. There is no cumulative voting for the election of directors.

     The close of business on March 14, 2003, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As a result of the three-for-two stock dividend effected on February 28, 2003, the total number of shares of the Company's Common Stock outstanding on the Record Date (exclusive of Treasury shares) was 5,377,346 shares.

     The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote (after giving effect to the limitation described below, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented, at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

     In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board to implement and apply the Limit.

     As to the election of Directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under Delaware law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

     Approval of the amendment to the Certificate of Incorporation of the Company requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting. Accordingly, abstentions from voting and shares as to which the "ABSTAIN" box is selected on the Proxy Card with respect to the approval of the amendment to the Certificate of Incorporation will have the effect of a vote against that proposal. Shares underlying broker non-votes or held in excess of the Limit will also be counted as votes against that proposal.

     As to other matters that may properly come before the Annual Meeting, by checking the appropriate box, a shareholder may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) ABSTAIN from voting on such item. Under the Company's Certificate of Incorporation and Bylaws, other matters shall be determined by a majority of the votes cast affirmatively or negatively, without regard to (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter unless otherwise required by law.

     Proxies solicited hereby will be returned to the Company, and will be tabulated by inspectors of election designated by the Board, who will not be employed by, or be a director of, the Company or any of its affiliates.

Participants in the Bank's ESOP

     If you participate in the First Federal Savings Bank of Lake County Employee Stock Ownership Plan and 401(k) Plan (the "KSOP"), you will receive a voting authorization form that reflects all shares you may vote under this plan. Under the terms of the KSOP, all shares held by the KSOP are voted by the trustee, but each participant in the KSOP may direct the trustee as to the manner in which shares of Company common stock allocated to each participant's account are to be voted. Allocated shares for which no voting instructions are received will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions. The deadline for returning your voting instructions to the trustee is April 18, 2003.

Security Ownership of Certain Beneficial Owners

     Persons and groups owning in excess of five percent of the Company's Common Stock are required to file certain reports regarding such ownership with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with the Securities Exchange Act of 1934 (the "Exchange Act"). The following table sets forth information regarding persons known to be beneficial owners of more than five percent of the Company's outstanding Common Stock as of February 28, 2003.


                                                                           Amount and
                                                                           Nature of
                                  Name and Address                         Beneficial                Percent of
Title of Class                   of Beneficial Owner                       Ownership                    Class
--------------                   -------------------                       ---------                    -----

Common Stock               First Federal Savings Bank of Lake                361,798                    10.1%
                           County Employee Stock Ownership and
                           401(k)Plan(1)
                           800 North Boulevard, West
                           Leesburg, Florida  34748

Common Stock               First Manhattan Co. (2)                           238,803                     6.6%
                           437 Madison Avenue
                           New York, New York 10022

-----------------------------
(1) A committee of management has been appointed by the Board of Directors (the "Retirement Committee") to administer the KSOP, and the Bank of New York, an unaffiliated corporation, serves as trustee for the KSOP (the "KSOP Trustee"). The KSOP Trustee must vote all allocated shares held in the KSOP in accordance with the instructions of the participating employees. As of the record date, all shares of the Common Stock in the KSOP had been allocated.
(2) The information furnished is derived from a Schedule 13G filed by the First Manhattan Co. on February 12, 2003, and a Schedule 13D filed by First Manhattan Co. on October 29, 1996, as the general partner of First Save Associates, L.P.


                 PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

                       PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Board of Directors currently consists of eight directors and is divided into three classes. Each of the eight members of the Board of Directors of the Company also serves on the Board of Directors of First Federal Savings Bank of Lake County (the "Bank"). Directors are elected for classified terms of three years, each, with the term of office of only one class of directors expiring in each year. Directors serve until their successors are elected and qualified.

     The names of the three nominees for election to the Board of Directors are set forth below, along with certain other information concerning such individuals and the other members of the Board as of February 28, 2003. Management believes that such nominees will stand for election and will serve if elected as directors. However, if any person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person as the Board of Directors may recommend. Unless authority to vote for the directors is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of all nominees proposed by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED IN THIS PROXY STATEMENT.

Information with Respect to the Nominees, Continuing Directors and Executive Officers

     The following table sets forth, as of February 28, 2003, the names of the nominees, the continuing directors, and the named executive officers of the Company as well as their ages; a brief description of their recent business experience, including present occupations and employment; certain directorships held by each; the year in which each became a director of the Bank and the year in which his term as director of the Company expires. This table also sets forth the amount of Common Stock and the percent thereof beneficially owned as of February 28, 2003, by each director and all directors and executive officers as a group as of February 28, 2003.



                                                                    Expiration        Shares of
           Name and Principal                                           of           Common Stock    Ownership as
         Occupation at Present                        Director       Term as         Beneficially    a Percent of
        and for Past Five Years              Age      Since(1)       Director        Owned(2)(5)         Class
        -----------------------              ---      --------       --------        -----------         -----

Nominees:

Claron D. Wagner                             71         1987           2003           61,482(3)          1.66%
A director of the Bank and President,
Woody Wagner, Inc. Former partner in
Wagner Construction Company.

Paul K. Mueller                              51         1993           2003            108,652           2.97%
Mr. Mueller was first employed by the
Bank in 1979.  He became Senior Vice
President and Treasurer of the Bank in
1985 and Executive Vice President in
1997.  He also serves as a director of
the Bank.

Joseph J. Junod                              66         1987           2003           33,674(3)            *
A director of the Bank, Mr. Junod retired
in 1991 as the general manager of
Avesta Sheffield Pipe, Wildwood, Florida.


Continuing Directors:

Howard H. Hewitt                             65         2000           2004           52,639(3)          1.44%
Mr. Hewitt is the President and CEO of
Hewitt Contracting Company, Inc., a
highway and heavy construction company
which builds highways, bridges and
utilities and is engaged in land
development.

H.D. Robuck, Jr.                             55         1997           2004           49,029(3)          1.34%
Mr. Robuck is a practicing attorney
and the Chief Executive Officer of Romac
Lumber Company, a Lake County based
supplier of construction materials.

James P. Logan                               54         1990           2005           46,868(3)          1.28%
A director of the Bank.  President and
owner of Logan Sitework Contractors,
Inc., a firm primarily involved in the
residential construction industry.

Ted R. Ostrander, Jr.                        54         1995           2005           19,707(3)            *
A director of the Bank.  President of
Lassiter-Ware, Inc., an insurance
agency.

Stephen T. Kurtz                             49         1990           2004            104,248           2.85%
Mr. Kurtz was first employed by the Bank
in 1978. He became President and Chief
Executive Officer in 1988. He also serves
as a director of the Bank.

Executive Officer
Who Is Not A Director

Sandra L. Rutschow                           63          -              -             34,196(4)            *
Secretary and Vice President of the
Bank and Secretary of the Company.

All directors and executive                                                            509,336          13.95%
officers as a group (nine persons)



-------------------------------------
*Does not exceed 1.0% of the Company's Common Stock.
(1) Includes years of service as a director of the Company's predecessor, the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported.
(3) Includes 20,138 options granted to each Outside Director, serving on January 4, 1994, under the FFLC Bancorp, Inc. 1993 Stock Option Plan for Outside Directors, all of which became immediately exercisable upon the date of grant (January 4, 1994), 2,368 options remaining (of 5,035 granted to) Director Ostrander on January 26, 1995 upon his election as a director, and 5,035 options granted to Director Robuck on December 31, 1997, upon his election as a director.
(4) Includes options for 9,859 shares granted to Mrs. Rutschow which became exercisable January 4, 1995.
(5) Includes a total of 50,314 options granted to three outside directors under the FFLC Bancorp, Inc. 1993 Stock Option Plan for Outside Directors, which are currently exercisable and includes a total of 9,859 options granted under the FFLC Bancorp, Inc. 1993 Incentive Stock Option Plan to one executive officer which are currently exercisable.

Meetings of the Board of Directors and Committees of the Board of the Company

     The Board of Directors of the Company conducts its business through meetings of the Board and through the activities of its committees. The Board of Directors of the Company meets monthly and may have additional meetings as needed. The Board of Directors of the Company, held 12 meetings in 2002. All of the directors of the Company attended at least 75% in the aggregate of the total number of the Company's board meetings held and committee meetings on which such director served during fiscal 2002. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

     The Executive Committee consists of all members of the Board of Directors. The purpose of this Committee is to review matters pertaining to day-to-day operations, including review of operational policies and procedures and loan approval. During fiscal 2002, this Committee met 12 times.

     The Audit Committee consists of three outside Directors of the Company, Messrs. Logan (Chairman), Ostrander and Junod. This Committee meets with the Bank's independent auditors, and evaluates policies and procedures relating to auditing functions and internal controls. This Committee held five meetings in fiscal 2002. For further information, please see Report of the Audit Committee, infra.

     The Nominating Committee is not a standing committee but is convened as needed with director members appointed by the Chairman. While the committee will consider nominees recommended by stockholders, it has not actively solicited recommendations from stockholders. Nominations by stockholders must comply with certain procedural and informational requirements set forth in the Company's Bylaws. See "Advance Notice of Business to be Conducted at an Annual Meeting." The Nominating Committee met on January 30, 2003.

     In 2002, the Compensation Committee of the Company consisted of Directors Junod, Wagner, Logan, Ostrander, Robuck and Hewitt and is responsible for the 2002 Compensation Committee Report on Executive Compensation. The Committee establishes compensation for the chief executive officer and reviews compensation for other officers and employees and the profit sharing program, when necessary. The Compensation Committee met twice during 2002.

Directors' Compensation

     Fees. Directors do not receive fees from the Company for service on the Company's Board. In 2002, the monthly retainer for service on the Board of Directors of the Bank was $900. Directors are paid additional fees of $200 per member for attendance at meetings of the Bank's Executive Committee held on days other than when the Board of Directors meets and $75 for Audit Committee, Loan Committee and Bylaws Committee meetings. Messrs. Kurtz and Mueller, officers of the Company, do not receive fees for serving as directors of the Company.

     1993 Stock Option Plan for Outside Directors. The Company maintains the FFLC Bancorp, Inc., 1993 Stock Option Plan for Outside Directors (the "Directors' Option Plan"). The Directors' Option Plan provides that each outside director serving on the Board of Directors as of the effective date of the plan and each subsequent outside director appointed or elected to the Board will be granted an option to purchase 5,035 shares of Company common stock.

All options granted under the Directors' Option Plan expire upon the earlier of 20 years following the date of grant or one year following the date the optionee ceases to be a Director for any reason other than removal for cause.

     Recognition and Retention Plan for Outside Directors. The Bank maintains the First Federal Savings Bank of Lake County Recognition and Retention Plan for Outside Directors (the "Directors' RRP"). The Directors' RRP provides that each outside director serving on the Board as of the effective date of the plan and each subsequent outside director will receive a stock award for 2,014 shares of restricted Company common stock (if available under the plan). The Awards vest in three equal annual installments commencing 15 months after the effective date of the award. Awards are nontransferable and nonassignable. .

Executive Compensation

     The report of the compensation committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 (the "Securities Act") or the Securities Exchange Act of 1934 (the "Exchange Act"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of that requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     The Compensation Committee is made up of all outside directors of the Company and is responsible for determining annual compensation levels for the Chief Executive Officer, the Executive Vice President and Treasurer. The Compensation Committee also is responsible for determining the amount to be contributed to the Bank's profit sharing plan, which is distributed to all full-time employees who have completed at least one year of service.

     The Compensation Committee generally meets three times each year. In December, the Compensation Committee reviews management recommendations for officer compensation. The Compensation Committee determines salary levels after reviewing published surveys of compensation paid to executives performing similar duties with institutions of comparable asset size and geographic location. Specifically, the Committee utilizes the salary survey of the Florida Bankers Association, the survey of America's Community Bankers and the SNL Executive Compensation Review. In addition, the Compensation Committee considers available executive compensation data of other local, publicly traded financial institutions. In making those compensation decisions, the Compensation Committee also considers the earnings and condition of the Bank, the contribution of each executive officer to the success of the Bank and the results of any supervisory examination of the Bank.

     At the meeting held on December 28, 2002, and, based upon the criteria listed above, the Compensation Committee increased the salary of Stephen T. Kurtz, the President and Chief Executive Officer, from $192,200 to $197,800, an increase of 3%. At that same meeting, the salary of Paul K. Mueller, Executive Vice President and Treasurer was increased from $151,840 to $156,300, also a 3% increase.

     The Compensation Committee also meets in June and in November to consider the funding of the Bank's profit sharing plan. The profit sharing plan is generally funded based upon the overall profitability of the Bank with profit sharing plan distributions made in June and December. All full-time personnel with at least one year of service are eligible to participate in the profit sharing plan. Distribution of funds to employees under the profit sharing plan is based upon salary and job performance.

                      Compensation Committee of the Company

                                Claron D. Wagner
                                 James P. Logan
                                 Joseph J. Junod
                              Ted R. Ostrander, Jr.
                                H.D. Robuck, Jr.
                                Howard H. Hewitt

     Stock Performance Graph. The following graph shows a comparison of cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock assuming reinvestment of dividends, with the cumulative total return of companies in the Nasdaq National Market and Nasdaq Savings Institution Stocks for the period beginning on December 31, 1997 through December 31,2002.




     [LETTERHEAD OF FFLC BANCORP, INC. GRAPH OMMITED PLOTTED POINTS BELOW]


                                                                        Period Ending
Index                                         -----------------------------------------------------------------------------
                                              12/31/1997    1/1/1998    12/31/1999    12/31/2000   12/31/2001    12/31/2002
---------------------------------------------------------------------------------------------------------------------------
FFLC Bancorp, Inc.                              100.00        76.16        73.30       73.80          106.35      154.89
NASDAQ - Total US*                              100.00       140.99       261.48       157.42         124.89       86.33
NASDAQ Bank Index*                              100.00        99.36        95.51       108.95         117.97      120.61
SNL OTC Bank Index                              100.00       103.20        99.15       114.47         124.60      128.15

     Summary Compensation Table. The following table sets forth the cash compensation paid by the Bank, for services rendered during the fiscal years ended December 31, 2002, 2001 and 2000, to the Chief Executive Officer and to the Executive Vice President and Treasurer, who were the only executive officers to receive compensation in salary and profit sharing in excess of $100,000 in the fiscal year ended December 31, 2002.




                                                               Annual Compensation
                                                                                                 All Other
                                                                                               Compensation
    Name and Principal Position             Year          Salary ($)        Bonus ($)             (1)(2)
-------------------------------------  ---------------- ---------------  -----------------  --------------------
Stephen T. Kurtz                            2002           $192,203           $53,464               $27,203
President, Chief Executive Officer          2001            180,010            27,429                18,269
and Director                                2000            156,755            28,140                34,637
Paul K. Mueller                             2002           $151,846           $45,495               $26,974
Executive Vice President,                   2001            146,001            23,487                18,223
Treasurer and Director                      2000            132,855            21,021                29,884

----------------------------------
(1) Includes employer matching contributions under the 401(k) Plan of $11,961 and $11,841 for Messrs. Kurtz and Mueller.
(2) Includes $15,242 and $15,133 which represents the value of allocations made under the Bank's ESOP for Messrs. Kurtz and Mueller, respectively.


     Employment Agreements. The Bank and the Company have entered into employment agreements with Mr. Stephen T. Kurtz and Mr. Paul K. Mueller. Each employment agreement provides for a three-year term of employment that extends on a daily basis until either the executive, the Bank or the Company provides written notice of non-renewal, at which time the term of the agreement becomes fixed at three years. Under each employment agreement, the base salary for the executive is reviewed annually by the Board of Directors of the Bank. In addition to the base salary, each employment agreement provides for, among other things, participation in various employee benefit plans and stock-based compensation programs, as well as furnishing fringe benefits available to similarly-situated executive personnel.

     Each employment agreement provides for termination by the Company and the Bank for cause, as defined in the employment agreements, at any time. If the Company or the Bank chooses to terminate the executive's employment for reasons other than for cause, or if the executive resigns from the Company or the Bank after specified circumstances that would constitute constructive termination, then the executive or, if he dies, his beneficiary, would be entitled to receive a sum equal to the remaining payments due on the agreement, including base salary, profit sharing and contributions that would have been made on the executive's behalf to any employee benefit plans of the Bank and the Company during the remaining term of his employment agreement. The Company would also continue and/or pay for executive's life, medical, dental and disability coverage for the remaining term of the employment agreement. Each employment agreement restricts the executive's right to compete against the Bank or the Company for a period of one year from the date of termination of the agreement if executive's employment is terminated without cause, unless termination follows a change in control.

     Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the agreements), executive or, in the event of his death, executive's beneficiary would be entitled to a severance payment or liquidated damages, or both, in a sum equal to three times the average of the three preceding taxable years' "annual compensation" (as defined in the agreements). The Bank or the Company would also continue the executive's life, medical, dental and long-term disability coverage for thirty-six months. Even though both the Bank and Company employment agreements provide for a severance payment if a change in control occurs, the executives would not receive duplicative payments or benefits under the agreements.

     The maximum present value of the severance benefits under the employment agreements is 2.99 times the executive's average annual compensation during the five-year period preceding the effective date of the change in control (the "base amount"). The agreements also provide for continued coverage under the Bank's life, medical, dental and long-term disability programs for a 36-month period following a change in control.

     All reasonable costs and legal fees paid or incurred by the executive under any dispute or question of interpretation relating to his employment agreement are to be paid by the Bank or Company if the executive is successful on the merits in a legal judgment, arbitration or settlement. Each employment agreement also provides that the Bank and Company shall indemnify the executive to the fullest extent legally allowable.

     The following table provides certain information with respect to the number of shares of Common Stock acquired on exercise of stock options and the value realized thereon and the number of shares of Common Stock represented by outstanding stock options held by the Named Executive Officers as of December 31, 2002. Also reported are the values for "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the price of the Common Stock as of the end of the fiscal year on December 31, 2002.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES



                                                       Number of Securities
                                                      Underlying Unexercised
                        Shares           Value       ptions at Fiscal Year End    Value of Unexercised In-the-Money
                      Acquired on      Realized                 (#)               options at Fiscal Year End ($)(1)
       Name          Exercise (#)         ($)        Exercisable/Unexercisable      Exercisable/Unexercisable
------------------- ----------------  ------------  ---------------------------- -----------------------------------
Stephen T. Kurtz           0               0                     0                               0
Paul K. Mueller            0               0                     0                               0

--------------------------

(1) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on December 31, 2002, less the option exercise price. Options are in-the-money if the market value of the shares covered by the options is greater than the exercise price.

Compliance with Section 16 of the Exchange Act

     Section 16(a) of the Securities and Exchange Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc., and to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that all filing requirements applicable to its executive officers, directors and 10% stockholder were met during 2002.

Transactions with Related Persons

     Federal regulations generally require that loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

     Except as hereafter indicated, the Bank currently makes loans to its executive officers and directors on the same terms and conditions offered to the general public. All loans made by the Bank to its executive officers and directors are made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

     Claron D. Wagner, a director and Chairman of the Board of the Company, is the President of Woody Wagner, Inc., a firm engaged in construction and in supervision and consulting on construction. During 2002, the Company paid Woody Wagner, Inc., a total of $170,602 for various construction projects and for the supervision of construction projects.

     H. D. Robuck, Jr., a director of the Company, is the owner and President of
H. D. Robuck, Jr., P.A., a law firm. Mr. Robuck owns a 10% interest in First Alliance Title, L.L.C., a 90% owned subsidiary of the Company. In 2002, the Company paid the law firm legal fees of $97,379 and paid the law firm $5,839 in fees for legal services provided to First Alliance Title Company.

     Ted R. Ostrander, Jr., a director of the Company, is the President of Lassiter-Ware, Inc., an insurance agency. The insurance premiums paid by the Company to the agency during 2002 were less than 5% of the Company's gross revenues and Mr. Ostrander has advised the Company that the insurance premiums paid by the Company to the agency during 2002 were less than 5% of the agency's gross revenues.

     Ken Wagner, the son of director Claron D. Wagner, owns a 25% interest in a construction firm, Wagner Construction Company, L.L.C. During 2002, the Company paid a total of $1,269,074 to Wagner Construction Company, L.L.C. for the construction of two bank branch offices.

     In accordance with applicable regulations, the Bank extends credit to its directors and executive officers pursuant to a benefit program that is widely available to employees of the Bank and does not give preference to any executive officer or director over other employees of the Bank. Set forth below is certain information relating to loans made pursuant to that benefit program in excess of $60,000 made to executive officers and directors which were outstanding at December 31, 2002.


                                                                  Balance as of
                           Date of Loan or        Original        December 31,                           Market
         Name               Modification           Amount             2002            Note Rate           Rate
-----------------------   ------------------   ---------------   ----------------   --------------   ---------------

   Stephen T. Kurtz           04/04/02            $125,000          $108,176            6.00%            6.50%
   Ted R. Ostrander           06/28/02            $560,000          $557,017            6.00%            6.50%
   James P. Logan             10/14/93            $160,000          $ 87,165            6.25%            6.50%
   H.D. Robuck, Jr.           01/04/02            $259,795          $222,321            6.00%            6.50%

Report of the Audit Committee

     The Audit Committee of the Board of Directors is responsible for assisting the Board in fulfilling its responsibility to the shareholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit Committee selects the auditors and reviews their independence and their annual audit. The Audit Committee is comprised of 3 directors, each of whom is independent under the Nasdaq's listing standards. The Audit Committee acts under a written charter adopted by the Board of Directors.

     The Audit Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required under applicable standards for auditors of public companies. The Audit Committee discussed with the accountants the contents of such materials, the accountant's independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                            James P. Logan, Chairman
                              Ted R. Ostrander, Jr.
                                 Joseph J. Junod

PROPOSAL 2. AMENDMENT OF THE CERTIFICATE OF INCORPORATION

     The Company is currently authorized to issue 9,000,000 shares of Common Stock, of which, as of February 28, 2003, 3,584,897 shares were issued and 283,713 shares were reserved for issuance upon the exercise of options which have been granted or may be granted pursuant to the stock option plans of the Company. Thus, as of February 28, 2003, there were only approximately 5,415,103 shares of Common Stock (including 994,274 Treasury Shares) which were unissued and not reserved for issuance.

     In these circumstances, the Board of Directors determined that it would be advisable and in the best interest of the Company to amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock in order to have additional shares available for issuance to meet various business needs as they may arise and to enhance the Company's flexibility in connection with possible future actions. Those business needs and actions may include stock dividends, stock splits, employee benefit programs, corporate business combinations, funding of business acquisitions and other corporate purposes. Although the Board periodically considers transactions such as those listed above, it currently does not have plans to issue any significant amount of such Common Stock, except as reserved for issuance under those Company stock option plans already approved by stockholders.

     Pursuant to that determination, on February 13, 2003, the Board of Directors unanimously approved and recommended that the stockholders consider and approve an amendment to Article Fourth of the Certificate of Incorporation of the Company to increase the number of shares of Common Stock the Company has authority to issue from 9,000,000 shares to 15,000,000 shares.

     The authorization of additional shares of Common Stock pursuant to this proposal will have no dilutive effect upon the proportionate voting power of the present shareholders of the Company. However, to the extent that shares are subsequently issued in connection with any corporate action to persons other than the present shareholders, such issuance could have a dilutive effect on the earnings per share and voting power of present shareholders. The Company would expect that the dilutive effect on earnings per share would be relatively short-term in duration.

     In addition, although the issuance of shares of Common Stock in certain instances may have the effect of forestalling a hostile takeover, the Board does not intend nor does it view the increase in authorized Common Stock as an anti-takeover measure. The Company is not aware of any proposed or contemplated transaction of this type, and the proposed amendment to the Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company.

     The authorized shares of Common Stock in excess of those presently authorized and issued will be available for issuance at such times and for such purposes as the Board of Directors may deem advisable without further action by the Company's stockholders, except as may be required by applicable laws or regulations.

     Approval of the amendment to the Certificate of Incorporation of the Company requires the affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting. Accordingly, abstentions from voting and shares as to which the "ABSTAIN" box is selected on the Proxy Card with respect to the approval of the amendment to the Certificate of Incorporation will have the effect of a vote against that proposal. Shares underlying broker non-votes or held in excess of the Limit will also be counted as votes against that proposal.

     In connection with this proposal, the Company recommends that each stockholder consider the financial statements of the Company as set forth in the Company's 2002 Annual Report to Stockholders, a copy of which is being furnished to each stockholder together with this proxy statement.

     At the Annual Meeting of Stockholders, the stockholders will be asked to consider the proposal recommended by the Board of Directors to amend Article Fourth of the Certificate of Incorporation As proposed to be amended, paragraphs
A. and B. of Article Fourth would read as follows:

     "FOURTH: A. The total number of shares of all classes of stock which the Corporation shall have authority to issue is sixteen million (16,000,000), consisting of:

          1. One million (1,000,000) shares of Preferred Stock, par value one cent ($.01) per share (the "Preferred Stock"); and

          2. Fifteen million (15,000,000) shares of Common Stock, par value one cent ($.01) per share (the "Common Stock").

          B. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation."

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO AMEND THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

                     PROPOSAL 3. RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Company's financial statements as of December 31, 2001 and 2002 and for each of the years in the three-year period ended December 31, 2002 were audited by Hacker Johnson & Smith PA.

     The Company's Board of Directors has reappointed Hacker Johnson & Smith PA to continue as independent auditors for the Bank and the Company for the year ending December 31, 2003, subject to ratification of such appointment by the stockholders.

     A representative of Hacker Johnson & Smith PA will be present at the Annual Meeting, will be given an opportunity to make a statement if so desired and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

     Unless marked to the contrary, the shares represented by the enclosed Proxy, if executed and returned, will be voted FOR ratification of the appointment of Hacker Johnson & Smith PA as the independent auditors of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF HACKER JOHNSON & SMITH PA AS THE INDEPENDENT AUDITORS OF THE COMPANY.

                             ADDITIONAL INFORMATION

Stockholder Proposals

     To be considered for inclusion in the Company's proxy statement in connection with the annual meeting of stockholders to be held following fiscal year ending December 31, 2003, a stockholder proposal must be received by the Secretary of the Company, at the address set forth on the first page of this Proxy Statement, no later than November 30, 2003. Any shareholder proposal submitted to the Company will be subject to SEC Rule 14a-8 under the Exchange Act.

Advance Notice of Business to be Conducted at an Annual Meeting

     The Bylaws of the Company provide an advance notice procedure for certain business, or nominations to the Board of Directors, to be brought before an annual meeting. In order for a stockholder to properly bring business before an annual meeting, or to propose a nominee to the Board, the stockholder must give written notice to the Secretary of the Company not less than ninety (90) days before the date fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made, notice by the stockholder to be timely must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. The notice must include the stockholder's name, record address, and number of shares owned by the stockholder, and describe briefly the proposed business, the reasons for bringing the business before the Annual Meeting, and any material interest of the stockholder in the proposed business. In the case of nominations to the Board, certain information regarding the nominee must be provided. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy relating to an annual meeting any stockholder proposal which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal is received.

Other Matters which may Properly Come Before the Meeting

     The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy card to vote the shares represented thereby on such matters in accordance with their best judgment.

                              INDEPENDENT AUDITORS

     The independent public accounting firm of Hacker Johnson & Smith PA has acted as the independent auditors of the Company and the Bank for 2002 and it is anticipated that the same firm will be selected to perform the same duties for 2003 for the Company and the Bank. A representative of the firm will be available to respond to appropriate questions at the Annual Meeting of the Stockholders.

Audit Fees

     Hacker Johnson & Smith PA billed the Company aggregate fees of $62,500 for professional services rendered for the audit of the Company's annual consolidated financial statements and for the reviews of the condensed consolidated financial statements included in the Company's Forms 10-Q for the year ended December 31, 2002.

Financial Information Systems Design and Implementation Fees

     Hacker Johnson & Smith PA did not provide any such services to the Company for the year ended December 31, 2002.

All Other Fees

     Hacker Johnson & Smith PA billed the Company $7,500 for tax related services for the year ended December 31, 2002.

Audit Committee Determination

     The Audit Committee of the Board of Directors has considered and determined that the independent auditor's provision of other non-audit services to the Company is compatible with maintaining the auditor's independence.

Please Return Your Proxy Card.

     Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are present at the Annual Meeting and wish to vote your shares in person, your proxy may be revoked by voting at the Annual Meeting.

     A copy of the Form 10-K (without exhibits) for the year ended December 31, 2002, as filed with the SEC, will be furnished without charge to stockholders of record upon written request to FFLC Bancorp, Inc., Ms. Sandra L. Rutschow, Secretary, P.O. Box 490420, Leesburg, Florida 34749-0420. The Form 10-K can also be accessed through the Bank's World-Wide Web Internet Site at "http://www.1stfederal.com".

                                                     By Order of the Board of
                                                     Directors


                                                     Sandra L. Rutschow
                                                     Secretary
Leesburg, Florida
March 28, 2003

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                REVOCABLE PROXY
                               FFLC BANCORP, INC.

                    [X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         Annual Meeting of Stockholders
                                  May 8, 2003
                                   2:00 p.m.

The undersigned hereby appoints the official proxy committee, consisting of each member of the Board of FFLC Bancorp, Inc. (the "Company"), each with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held at the Leesburg Community Building, 109 E. Dixie Avenue, Leesburg, Florida, on May 8, 2003, at 2:00 p.m., and at any and all adjournments thereof, as follows:



1. The election as directors of all nominees listed below (except as marked to the contrary):

                  With-    For All
         For      hold     Except
         [_]      [_]       [_]

Claron D. Wagner             Paul K. Mueller                 Joseph J. Junod

INSTRUCTION: To withhold authority to vote for any individual nominee, mark "Except" and write that nominee's name in the space provided below.


--------------------------------------------------------------------------------

2. The amendment of the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 9,000,000 to 15,000,000.

         For      Against  Abstain
         [_]       [_]       [_]

3. The approval of Hacker Johnson & Smith PA as the Company's independent auditors for the fiscal year ending December 31, 2003.

         For      Against  Abstain
         [_]       [_]       [_]

4. Such other matters as may properly come before the meeting, and at any adjournment thereof.

     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of the Meeting and of a Proxy Statement dated March 28, 2003, as well as a copy of FFLC Bancorp's 2002 Annual Report.
     The Board of Directors recommends a vote "FOR" each of the listed proposals. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

Please be sure to sign and date this Proxy in the box below.


                         ------------------------------------
                                      Date

                         ------------------------------------
                             Shareholder sign above

                         ------------------------------------
                         Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                               FFLC BANCORP, INC.

     Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign, but the signature of one holder is sufficient, unless contested.

          PLEASE ACT PROMPTLY SIGN, DATE & MAIL YOUR PROXY CARD TODAY

Stockholder Assistance
Stockholders requiring a change of address, records or information about lost certificates or dividend checks should contact FFLC Bancorp's transfer agent:

                         Registrar and Transfer Company
          10 Commerce Drive o Cranford, New Jersey 07016 o 800-368-5948

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.



--------------------------------

--------------------------------

--------------------------------

                         [FFLC Bancorp, Inc. Letterhead]



Dear KSOP Participant:

     On behalf of the Board of Directors of FFLC Bancorp, Inc. (the "Company"), I am forwarding the attached vote authorization form provided for the purpose of conveying your voting instructions to the Bank of New York, as trustee for the First Federal Savings Bank of Lake County Employee Stock Ownership Plan and 401(k) Plan ("KSOP"), on the proposals to be presented at the 2003 Annual Meeting of Stockholders of FFLC Bancorp, Inc. Also enclosed is a Notice and Proxy Statement for the Annual Meeting and a copy of the Company's Annual Report to Stockholders.

     As a participant in the KSOP, you are entitled to vote all shares of Company common stock credited to your account as of March 15, 2003, the Annual Meeting Record Date. If you do not direct the KSOP Trustee as to how to vote the shares of Company common stock credited to your KSOP account, or your voting instructions are not received by the KSOP Trustee by April 18, 2003, the KSOP Trustee will vote your shares in a manner calculated to most accurately reflect the instructions it receives from other participants subject to its fiduciary duties.

     In order to direct the voting of the shares of Company common stock credited to your KSOP account, please complete and sign the attached vote authorization form and return it in the enclosed envelope no later than April 18, 2003. Your vote will not be revealed, directly or indirectly, to any officer, employee or director of the Company or First Federal Savings Bank of Lake County. Your voting instructions will be tabulated by an independent third party who will provide the KSOP Trustee with the results.

                                                   Sincerely,



                                                   FFLC Bancorp, Inc.
                                                   Board of Directors

NAME:_______________________________________
           (Print Name)

SHARES CREDITED TO KSOP ACCOUNT:  _________

                             VOTE AUTHORIZATION FORM

     I, the undersigned, understand that the Bank of New York, as Trustee is the holder of record and custodian of all shares attributable to me of FFLC Bancorp, Inc. (the "Company") common stock under the First Federal Savings Bank of Lake County Employee Stock Ownership and 401(k) Plan. Further, I understand that my voting instructions are solicited on behalf of the Company's Board of Directors for the Annual Meeting of Stockholders on May 8, 2003.

     Accordingly, you are to vote all shares attributable to me as follows:

     1. The election as directors of all nominees listed (except as marked to the contrary below)

          James P. Logan and Ted R. Ostrander, Jr. and Paul K. Mueller

      FOR                  VOTE WITHHELD                   FOR ALL EXCEPT
      ---                  -------------                   --------------

      |-|                        |-|                             |-|

         INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below:

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     2. The approval of the increase of authorized shares of Common Stock from
9,000,000 to 15,000,000

      FOR                     AGAINST                         ABSTAIN

      |-|                       |-|                             |-|

     3. The approval of Hacker, Johnson & Smith, PA as the Company's independent auditors for the fiscal year ending December 31, 2003.

      FOR                     AGAINST                         ABSTAIN

      |-|                       |-|                             |-|

     The Trustee is hereby authorized to vote any shares attributable to me in his or her trust capacity as indicated above.



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             Date                                       Signature

     Please date, sign and return this voting authorization form in the enclosed envelope by April 18, 2003.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS

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